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                Independent Auditors' Consent


    We consent to the incorporation by reference in this Registration Statement of Laclede Gas Company and its subsidiaries on Form S-3 of our reports dated November 18, 1993, appearing in the Annual Report on Form 10-K of Laclede
Gas Company and its subsidiaries for the year ended September 30, 1993 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


February 22, 1994                          Deloitte & Touche